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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (registration statement numbers 333-61452, 333-44078 and 333-69481) of Sterling Financial Corporation of our report dated February 1, 2002 relating to the consolidated financial statements of Sterling Financial Corporation, which appears in Sterling Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 2001.

BDO Seidman, LLP
Spokane, Washington

March 13, 2002



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